Shareholders' Equity	12 Months Ended
Mar. 31, 2014
Shareholders' Equity

16. Shareholders’ equity:

Changes in the number of shares of common stock issued have resulted from the following:

	For the years ended March 31,
	2012	2013	2014
Common stock issued
Balance at beginning of year	3,447,997,492	3,447,997,492	3,447,997,492
Issuance during the year	—	—	—
Purchase and retirement	—	—	—

Balance at end of year	3,447,997,492	3,447,997,492	3,447,997,492

The Companies Act provides that an amount equal to 10% of distributions from surplus paid by the parent company and its Japanese subsidiaries be appropriated as a capital reserve or a retained earnings reserve. No further appropriations are required when the total amount of the capital reserve and the retained earnings reserve reaches 25% of stated capital.

The retained earnings reserve included in retained earnings as of March 31, 2013 and 2014 were ¥175,735 million and ¥180,177 million, respectively. The Companies Act provides that the retained earnings reserve of the parent company and its Japanese subsidiaries is restricted and unable to be used for dividend payments, and is excluded from the calculation of the profit available for dividend.

The amounts of statutory retained earnings of the parent company available for dividend payments to shareholders were ¥5,858,551 million and ¥6,890,426 million as of March 31, 2013 and 2014, respectively. In accordance with customary practice in Japan, the distributions from surplus are not accrued in the financial statements for the corresponding period, but are recorded in the subsequent accounting period after shareholders’ approval has been obtained. Retained earnings at March 31, 2014 include amounts representing year-end cash dividends of ¥316,977 million, ¥100 per share, which were approved at the Ordinary General Shareholders’ Meeting, held on June 17, 2014.

Retained earnings at March 31, 2014 include ¥1,732,993 million relating to equity in undistributed earnings of affiliated companies accounted for by the equity method.

On January 1, 2012, the parent company implemented share exchanges as a result of which the parent company became a wholly-owning parent company and each of Toyota Auto Body Co., Ltd. and Kanto Auto Works, Ltd. became a wholly-owned subsidiary, and the parent company acquired additional shares of each subsidiary. As a result of these share exchanges, the parent company issued 31,151,148 shares of treasury stock, and treasury stock decreased by ¥125,819 million and losses on disposal of treasury stock occurred in the amount of ¥45,916 million. As a result, additional paid-in capital decreased by ¥551 million and retained earnings decreased by ¥45,365 million, respectively. As a result of acquiring additional shares of each subsidiary, noncontrolling interests decreased by ¥117,881 million, accumulated other comprehensive income (loss) decreased by ¥6,503 million and additional paid-in capital increased by ¥44,481 million.